UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

MOTORCAR PARTS OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street,
Torrance, CA 90503
(Address of principal executive offices, including zip code)

(310) 212-7910
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MPAA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance and Sale of 10.0% Convertible Notes due 2029

On March 31, 2023, Motorcar Parts of America, Inc. (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”) with Bison Capital Partners VI, L.P. and Bison Capital Partners VI-A, L.P. (collectively, the “Purchasers”) and Bison Capital Partners VI, L.P., as the purchaser representative (the “Purchaser Representative”), relating to the issuance and sale by the Company to the Purchasers of $32,000,000 in aggregate principal amount of the Company’s 10% Convertible Notes due 2029 (the “Notes”).  The Notes will bear interest at a rate of 10.0% per annum, and compounded annually, payable (i) in kind or (ii) in cash, annually in arrears on April 1 of each year, commencing on April 1, 2024.

The Notes may be converted, subject to certain conditions, at an conversion price of approximately $15.00. Unless and until the Company delivers a redemption notice, Holders of the Notes may convert their Notes at any time at their option. Upon conversion, the Notes will be settled, in shares of Common Stock. The conversion rate and conversion price are subject to customary adjustments upon the occurrence of certain events. The Notes have a stated maturity of March 30, 2029, subject to earlier conversion or redemption in accordance with their terms.

If there is a fundamental transaction (as defined in the form Promissory Note), the Company may redeem all or part of the Notes in accordance with the terms of the Note. Except in the case of the occurrence of a fundamental transaction, the Company may not redeem the Notes prior to the date that is thirty-six (36) months after the original issue date. After March 31, 2026, the Company may redeem all or part of the Notes for a cash purchase (the “Company Redemption”) price equal to the redemption price (as defined herein) plus $4,000,000, but only if (i) the Company is listed on a national exchange, (ii)  there is no “Event of Default” (as defined in the Note Purchase Agreement) occurring and continuing and (iii) Adjusted EBITDA for the prior four quarters is greater than $80,000,000 (the “Redemption Conditions”).  The “redemption price” shall mean a cash amount equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. However, if the volume weighted average price of the Company’s common stock for 20 consecutive days prior to the  notice of the Company Redemption is less than $15, the Purchasers may exercise the Warrants (as defined below) and the Company will pay the redemption price plus $2,000,000. However, if the volume weighted average price of the Company’s common stock is less than $8 for 20 days between March 31, 2023 and September 27, 2023, the Company will pay the redemption price plus $5,000,000.

The Notes include customary provisions relating to the occurrence of Events of Default, which include the following: (i) certain payment defaults on the Notes; (ii) certain events of bankruptcy, insolvency and reorganization involving the Company or any of its subsidiaries; (iii) the entering of one or more final judgements or orders against the Company or any of its subsidiaries for an aggregate payment exceeding $25,000,000; (iv) the acceleration of senior debt; (v)  certain failures of the Company to comply with certain provisions of the  Note Purchase agreement or material breaches of the Note Purchase Agreement by the Company or any of its subsidiaries; (vi) any material provision of the Note Purchase Agreement, the Notes, the Guarantee, the Subordination Agreement, the Warrants or the Registration Rights Agreement, for any reason, ceases to be valid and binding on the Company or any subsidiary, or any subsidiary shall so claim in writing to challenge the validity of or its liability under the Note Purchase Agreement, the Note, or the Registration Rights Agreement (as defined below); or (vii) the Company fails to maintain the listing of its capital stock on a national securities exchange. Events of Default will be subject to a 30-day cure period except for those related to clause (ii) and (iv) of the preceding sentence.

If an Event of Default occurs and is continuing, then, the Company shall deliver written notice to the Purchasers within 5 business days of first learning of such Event of Default. If an Event of Default involving bankruptcy, insolvency or reorganization events with respect to the Company (and not solely with respect to a significant subsidiary of the Company) occurs, then the principal amount of, and all accrued and unpaid interest on, all of the Notes then outstanding will immediately become due and payable without any further action.

Additionally, pursuant to the Note Purchase Agreement, subject to certain conditions, the Purchaser Representative shall have the right to nominate one director to serve (the “Investor Director”) on the Board of Directors of the Company (the “Board”). If an Investor Director is not currently serving on the Board, and subject to certain other conditions set forth in the Note Purchase Agreement, the Purchaser Representative shall have the right to designate one person to have observation rights with respect to all meetings of the Board. In connection with the Company’s entry into the Note Purchase Agreement, the Company has appointed Douglas Trussler to serve on the Company’s Board, as discussed in Item 5.02 of this Current Report on Form 8-K.

The foregoing description of the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form Promissory Notes and the Note Purchase Agreement, which are filed as Exhibit 4.1.

Common Stock Warrants

In connection with the Note Purchase Agreement on March 31, 2023, the Company and the Purchasers entered into two Common Stock Warrants. The Warrants do not become exercisable unless a Company Redemption occurs and the volume weighted average price of the Company’s common stock for 20 consecutive days prior to the redemption is less than $15.

The foregoing description of the Common Stock Warrants and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the form of Common Stock Warrant, a copy of which is filed herewith as Exhibits 10.2 and incorporated herein by reference.

Registration Rights Agreement

In connection with the Note Purchase Agreement on March 31, 2023, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company will grant the Purchasers certain customary demand and piggyback registration rights. Pursuant to the Registration Rights Agreement, the Company has agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3, or such other form as required to effect a registration of the Common Stock issued or issuable upon conversion of or pursuant to the Convertible Notes (the “Registrable Securities”), covering the resale of the Registrable Securities and to maintain the effectiveness of such registration statement.

The foregoing description of the Registration Rights Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Registration Rights Agreement, a copy of which is filed herewith as Exhibits 10.2 and incorporated herein by reference.

Sixth Amendment to Amended and Restated Loan Agreement

On March 31, 2023, the Company amended its Amended and Restated Revolving Credit, Term Loan and Security Agreement (as amended to date, the “Loan Agreement”) by entering into the Sixth Amendment to Loan Agreement (the “Sixth Amendment”) with D & V Electronics Ltd., Dixie Electric Ltd., and Dixie Electric Inc., as the Canadian borrowers, PNC Bank, N.A., as agent, and the financial institutions party thereto. The Sixth Amendment, among other things, (a) amends certain negative covenants and related defined terms to permit the incurrence of the Notes and to permit MPA and its subsidiaries (including the Company) to enter into and perform their respective obligations under the Note Purchase Agreement, the Notes, and the other documentation relating thereto, (b) amends the definition of Consolidated EBITDA and certain component definitions used therein, (c) amends certain component definitions used in calculating the Total Leverage Ratio financial covenant to exclude the Notes.

The foregoing summary of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the Sixth Amendment, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

Item 3.02	Unregistered Sale of Securities

The Company offered and sold the Notes to the Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act in transactions not involving any public offering, and for resale by the Purchasers to persons reasonably believed to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Purchasers. The offer and sale of the Notes and the shares of the Company’s common stock issuable upon conversion of the Notes, if any, have not been registered under the Securities Act, and the Notes and any such shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company expects any shares of common stock issued upon conversion of the Notes to be issued pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. A maximum of 2,133,333 shares of common stock are initially issuable upon conversion of the Notes, based on the initial maximum conversion rate of 2,133,333 shares per $32,000,000 principal amount of notes.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On March 31, in connection with the transactions described under Items 1.01 and 3.02 above and at the recommendation of the Nominating and Corporate Governance Committee of the Board and in connection with the bylaws of the Company, the Board appointed Douglas Trussler to the Board, effective immediately, to serve until the Company’s 2024 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The Nominating and Corporate Governance Committee and the Board determined that Mr. Trussler is not independent.

Douglas B. Trussler, 52, was the co-founder of Bison Capital in 2001.  Mr. Trussler has been responsible for the management of 6 institutional private equity funds totaling more than $1.0 billion in capital commitments from some of the largest institutional investors in the US.  Previously, Mr. Trussler was at Windward Capital Partners LP and at Credit Suisse First Boston.  Mr. Trussler is currently a member of the Board of Directors of Sentinel Offender Services, LLC, Silicon Recycling Services, LLC, FinFit, LLC, TwinMed, LLC, Aqua Expeditions, Pte, Ltd., Curtin Maritime, Ocean Media, LLC and Lapmaster Holdings, LLC, all private companies.  In the recent period, Mr. Trussler was formerly a member of the Board of Directors of General Finance Corporation, KeyTech Limited, Ease Entertainment Services, LLC, MVConnect Holdings, LLC, Clinical Research Laboratories, LLC, Performance Team Freight Systems, Inc., Big Rock Sports, LLC, and Global Benefits Group, Inc.  In total, Mr. Trussler has served on more than 30 public and private company board in businesses located around the world including US, Canada, United Kingdom, Australia, New Zealand, China, Japan, Germany, Mexico, Bermuda, Cayman and Guernsey.   Mr. Trussler earned an Honors in Business Administration (HBA) degree from the Ivey Business School at the University of Western Ontario.
Other than set forth in items 1.01 and 3.02 above, there are no transactions between Mr. Trussler and the Company that would be reportable under Item 404(a) of Regulation S-K.

Mr. Trussler’s compensation will be consistent with the Company’s previously disclosed standard compensation practices for non-employee directors, which are described in the Company’s Definitive Proxy Statement, filed with the SEC on July 29, 2022.

CEO Employment Agreement

On March 29, the Company and Selwyn Joffe, the Chairman, President and Chief Executive Officer of the Company entered into Amendment No. 6 (“Amendment”) to the Employment Agreement, dated as of May 18, 2012, and subsequently amended (as amended, the “Employment Agreement”).  The Company’s Compensation Committee and Board of Directors of the Company approved the Amendment.

The Amendment extends the Term of the Employment Agreement from July 1, 2024 to July 1, 2027.  All other terms of the Employment Agreement remain the same.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of Convertible Promissory Note

4.2	Form of Common Stock Warrant

10.1	Note Purchase Agreement

10.2	Registration Rights Agreement

10.3
Sixth Amendment to Amended and Restated Loan Agreement, dated as of May 28, 2021, among Motorcar Parts of America, Inc., D & V Electronics Ltd., Dixie Electric Ltd., and Dixie Electric Inc., each lender from time to time party thereto, and PNC Bank, National Association, as administrative agent.

10.4	Amendment No. 6 to Employment Agreement, dated March 29, 2023, between Motorcar Parts of America, Inc. and Selwyn Joffe.

99.1	Press release, dated March 31, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL).

†          Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: March 31, 2023	By:	/s/ David Lee
David Lee, Chief Financial Officer